Principal Funds, Inc.
Supplement dated September 16, 2019
to the Statement of Additional Information dated December 31, 2018 as amended and restated on June 12, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

The proposed merger of Global Opportunities Fund into the Diversified International Fund, if approved by shareholders, is expected to occur on or about December 20, 2019. On the merger date, delete all references to the Global Opportunities Fund from the SAI.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete all references to Michael J. Beer.
Delete the following sentence in the first paragraph:
The Board is currently composed of twelve members, nine of whom are Independent Directors.
Under Management Information, in the independent directors’ table, add “Member Executive Committee” to the “Position(s) Held with Fund and Length of Time Served as Director” column for Craig Damos.
Add the following row in alphabetical order to the Officers of the Fund table:

Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)	President - Principal Funds, PLIC (since 2019) Principal Executive Officer, OFI Carlyle Private Credit JV (Oppenheimer Funds) (2011-2019)

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